Company Financial Information	12 Months Ended
Dec. 31, 2014
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
Company Financial Information
Company financial information
Our bank subsidiaries are subject to dividend limitations under the Federal Reserve Act, as well as national and state banking laws. Under these statutes, prior regulatory consent is required for dividends in any year that would exceed the bank’s net profits for such year combined with retained net profits for the prior two years. Additionally, such bank subsidiaries may not declare dividends in excess of net profits on hand, as defined, after deducting the amount by which the principal amount of all loans, on which interest is past due for a period of six months or more, exceeds the allowance for credit losses.

The payment of dividends also is limited by minimum capital requirements imposed on banks. As of Dec. 31, 2014, BNY Mellon’s bank subsidiaries exceeded these minimum requirements.

Subsequent to Dec. 31, 2014, our bank subsidiaries could declare dividends to the Parent of approximately $2.0 billion without the need for a regulatory waiver. In addition, at Dec. 31, 2014, non-bank subsidiaries of the Parent had liquid assets of approximately $1.4 billion.

The bank subsidiaries declared dividends of $809 million in 2014, $1.0 billion in 2013 and $679 million in 2012. The Federal Reserve and the OCC have issued additional guidelines that require bank holding companies and national banks to continually evaluate the level of cash dividends in relation to their respective operating income, capital needs, asset quality and overall financial condition.

The Federal Reserve policy with respect to the payment of cash dividends by bank holding companies provides that, as a matter of prudent banking, a bank holding company should not maintain a rate of cash dividends unless its net income available to common shareholders has been sufficient to fully fund the dividends, and the prospective rate of earnings retention appears to be consistent with the holding company’s capital needs, asset quality and overall financial condition. The Federal Reserve can also prohibit a dividend if payment would constitute an unsafe or unsound banking practice. Any increase in BNY Mellon’s ongoing quarterly dividends would require approval from the Federal Reserve. The Federal Reserve’s current guidance provides that, for large bank holding companies like us, dividend payout ratios exceeding 30% of projected after-tax net income will receive particularly close scrutiny.

The Federal Reserve requires U.S. bank holding companies with total consolidated assets of $50 billion or more, like BNY Mellon, to submit annual capital plans for review.  The Federal Reserve will evaluate the bank holding companies’ capital adequacy, internal capital adequacy assessment processes, and their plans to make capital distributions, such as dividend payments or stock repurchases.

BNY Mellon and other affected BHCs may pay dividends, repurchase stock, and make other capital distributions only in accordance with a capital plan that has been reviewed by the Federal Reserve and as to which the Federal Reserve has not objected. The Federal Reserve may object to a capital plan if the plan does not show that the covered BHC will meet all minimum regulatory capital ratios and maintain a CET1 ratio of at least 5% on a pro forma basis under expected and stressed conditions throughout the nine-quarter planning horizon covered by the capital plan. The capital plan rules also stipulate that a covered BHC may not make a capital distribution unless after giving effect to the distribution it will meet all minimum regulatory capital ratios and have a CET1 ratio of at least 5%. As part of this process, BNY Mellon also provides the Federal Reserve with estimates of the composition and levels of regulatory capital, risk-weighted assets and other measures under Basel III under an identified scenario. BNY Mellon’s most recent capital plan was submitted to the Federal Reserve on Jan. 5, 2015. The Federal Reserve has indicated it expects to publish its objection or non-objection to the capital plan and proposed capital actions, such as dividend payments and share repurchases, in March 2015.

The Federal Reserve Act limits and requires collateral for extensions of credit by our insured subsidiary banks to BNY Mellon and certain of its non-bank affiliates. Also, there are restrictions on the amounts of investments by such banks in stock and other securities of BNY Mellon and such affiliates, and restrictions on the acceptance of their securities as collateral for loans by such banks. Extensions of credit by the banks to each of our affiliates are limited to 10% of such bank’s regulatory capital, and in the aggregate for BNY Mellon and all such affiliates to 20%, and collateral must be between 100% and 130% of the amount of the credit, depending on the type of collateral.

Our insured subsidiary banks are required to maintain reserve balances with Federal Reserve Banks under the Federal Reserve Act and Regulation D. Required balances averaged $6.3 billion and $5.7 billion for the years 2014 and 2013, respectively.

In the event of impairment of the capital stock of one of the Parent’s national banks or The Bank of New York Mellon, the Parent, as the banks’ stockholder, could be required to pay such deficiency.

The Parent guarantees the debt issued by Mellon Funding Corporation, a wholly-owned financing subsidiary of the Company. The Parent also guarantees committed and uncommitted lines of credit of Pershing LLC and Pershing Limited subsidiaries. The Parent guarantees described above are full and unconditional and contain the standard provisions relating to parent guarantees of subsidiary debt. Additionally, the Parent guarantees or indemnifies obligations of its consolidated subsidiaries as needed. Generally, there are no stated notional amounts included in these indemnifications and the contingencies triggering the obligation for indemnification are not expected to occur. As a result, we are unable to develop an estimate of the maximum payout under these indemnifications. However, we believe the possibility is remote that we will have to make any material payment under these guarantees and indemnifications.

The Parent’s condensed financial statements are as follows:
Condensed Income Statement—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2014	2013	2012
Dividends from bank subsidiaries	$775	$1,010	$645
Dividends from nonbank subsidiaries	44	210	199
Interest revenue from bank subsidiaries	67	60	120
Interest revenue from nonbank subsidiaries	98	101	126
Gain on securities held for sale	1	32	11
Other revenue	24	26	47
Total revenue	1,009	1,439	1,148
Interest (including, $62, $50, $30, to subsidiaries, respectively)	257	245	340
Other expense	71	94	103
Total expense	328	339	443
Income before income taxes and equity in undistributed net income of subsidiaries	681	1,100	705
Provision (benefit) for income taxes	(155)	(93)	(83)
Equity in undistributed net income:
Bank subsidiaries	910	184	936
Nonbank subsidiaries (a)	821	727	713
Net income (a)	2,567	2,104	2,437
Preferred stock dividends	(73)	(64)	(18)
Net income applicable to common shareholders of The Bank of New York Mellon Corporation (a)	$2,494	$2,040	$2,419

(a)
Results for years ended Dec. 31, 2013 and Dec. 31, 2012 were restated to reflect the retrospective application of adopting new accounting guidance in 2014 related to our investments in qualified affordable housing projects (ASU 2014-01). See Note 2 of the Notes to Consolidated Financial Statements for additional information.

Condensed Balance Sheet—The Bank of New York Mellon Corporation (Parent Corporation)

	Dec. 31,
(in millions)	2014	2013
Assets:
Cash and due from banks	$7,517	$6,959
Securities	30	34
Loans, net of allowance	76	19
Investment in and advances to subsidiaries and associated companies: (a)
Banks (a)	28,600	27,888
Other (a)	26,471	24,420
Subtotal (a)	55,071	52,308
Corporate-owned life insurance	712	699
Other assets (a)	1,361	2,469
Total assets (a)	$64,767	$62,488
Liabilities:
Deferred compensation	$501	$500
Commercial paper	—	96
Affiliate borrowings	6,120	3,416
Other liabilities (a)	1,194	2,175
Long-term debt	19,511	18,804
Total liabilities (a)	27,326	24,991
Shareholders’ equity (a)	37,441	37,497
Total liabilities and shareholders’ equity (a)	$64,767	$62,488

(a)
Prior year balances were restated to reflect the retrospective application of adopting new accounting guidance in 2014 related to our investments in qualified affordable housing projects (ASU 2014-01). See Note 2 of the Notes to Consolidated Financial Statements for additional information.

Condensed Statement of Cash Flows—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2014	2013	2012
Operating activities:
Net income (b)	$2,567	$2,104	$2,437
Adjustments to reconcile net income to net cash provided by/ (used in) operating activities:
Amortization	—	1	13
Equity in undistributed net (income) of subsidiaries (b)	(1,731)	(911)	(1,649)
Change in accrued interest receivable	23	21	13
Change in accrued interest payable	18	(5)	(16)
Change in taxes payable (a)	91	63	177
Other, net	2	(22)	(179)
Net cash provided by operating activities	970	1,251	796
Investing activities:
Purchases of securities	—	—	—
Proceeds from sales of securities	7	67	86
Change in loans	(57)	(6)	7
Acquisitions of, investments in, and advances to subsidiaries	(1,603)	722	175
Other, net	107	11	17
Net cash provided by/(used in) investing activities	(1,546)	794	285
Financing activities:
Net change in commercial paper	(96)	(242)	328
Proceeds from issuance of long-term debt	4,686	3,892	2,761
Repayments of long-term debt	(4,071)	(2,023)	(4,163)
Change in advances from subsidiaries	2,704	78	(53)
Issuance of common stock	396	288	65
Treasury stock acquired	(1,669)	(1,026)	(1,148)
Issuance of preferred stock	—	494	1,068
Cash dividends paid	(833)	(744)	(641)
Tax benefit realized on share based payment awards	17	15	—
Net cash provided by/(used in) financing activities	1,134	732	(1,783)
Change in cash and due from banks	558	2,777	(702)
Cash and due from banks at beginning of year	6,959	4,182	4,884
Cash and due from banks at end of year	$7,517	$6,959	$4,182
Supplemental disclosures
Interest paid	$275	$241	$324
Income taxes paid	$946	$94	$401
Income taxes refunded	$54	$14	$1

(a)	Includes payments received from subsidiaries for taxes of $452 million in 2014, $192 million in 2013 and $648 million in 2012.

(b)
Cash flows for both years ended Dec. 31, 2013 and Dec. 31, 2012 were restated to reflect the retrospective application of adopting new accounting guidance in 2014 related to our investments in qualified affordable housing projects (ASU 2014-01). See Note 2 of the Notes to Consolidated Financial Statements for additional information.